UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 29, 2018 (May 28, 2018)

Kimbell Royalty Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	1-38005	47-5505475
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Taylor Street, Suite 810 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 945-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☒

Item 7.01.             Regulation FD Disclosure.

On May 29, 2018, Kimbell Royalty Partners, LP (the “Partnership”), issued a news release announcing that it has entered into definitive agreements to acquire certain subsidiaries of Haymaker Minerals & Royalties, LLC and Haymaker Resources, LP, which own oil and gas mineral and royalty interests, subject to certain conditions contained in the definitive agreements. A copy of the news release is attached hereto, furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated in this Item 7.01 by reference.

The Partnership also made available a related investor presentation. A copy of the investor presentation is attached hereto, furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated in this Item 7.01 by reference.

The information set forth in this Item 7.01 (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain information contained in this Current Report and in the exhibits hereto includes forward-looking statements. These forward-looking statements involve risks and uncertainties, including certain plans, expectations, goals and statements about the benefits of the proposed acquisition and election to change to a taxable entity, the Partnership’s plans, objectives, expectations and intentions, the expected timing of completion of the acquisition, and other statements that are not historical facts. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. Except as required by law, the Partnership undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date hereof. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the Partnership’s filings with the SEC. These include risks inherent in oil and natural gas drilling and production activities, including risks with respect to low or declining prices for oil and natural gas that could result in downward revisions to the value of proved reserves or otherwise cause operators to delay or suspend planned drilling and completion operations or reduce production levels, which would adversely impact cash flow; risks that the anticipated benefits of the election to change to a taxable entity are not realized; risks related to the Partnership’s acquisition and integration of the acquired businesses and assets; the possibility that the proposed acquisition does not close when expected or at all because any conditions to the closing are not satisfied on a timely basis or at all; the risk that the financing required to fund the acquisition is not obtained; uncertainties as to the timing of the acquisition; the possibility that the anticipated benefits of the acquisition are not realized when expected or at all; risks relating to the Partnership’s hedging activities; risks of fire, explosion, blowouts, pipe failure, casing collapse, unusual or unexpected formation pressures, environmental hazards, and other operating and production risks, which may temporarily or permanently reduce production or cause initial production or test results to not be indicative of future well performance or delay the timing of sales or completion of drilling operations; risks relating to delays in receipt of drilling permits; risks relating to unexpected adverse developments in the status of properties; risks relating to the absence or delay in receipt of government approvals or third-party consents; and other risks described in the Partnership’s Annual Report on Form 10-K and other filings with the United States Securities and Exchange Commission, available on their website at www.sec.gov. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1	News Release issued by Kimbell Royalty Partners, LP dated May 29, 2018

99.2	Investor Presentation published by Kimbell Royalty Partners, LP dated May 29, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBELL ROYALTY PARTNERS, LP

By:	Kimbell Royalty GP, LLC,
its general partner

By:	/s/ Matthew S. Daly
Matthew S. Daly
Chief Operating Officer

Date: May 29, 2018